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                      AMENDMENT TO EMPLOYMENT NONDISCLOSURE,
                          AND NONCOMPETITION AGREEMENT

     This Agreement is entered into on this 30th day of January, 2001, by and between Superpumper, Inc. a North Dakota corporation, hereinafter referred to as "Employer," and Terry A. Domres, hereinafter referred to as "Employee."

     WHEREAS, on June 21, 1996, the parties entered into an Employment, Nondisclosure, and Noncompetition Agreement (Employment Agreement), and

     WHEREAS, the parties are desirous of amending said Employment Agreement.

     NOW THEREFORE, the parties hereby agree as follows:

     A. The parties agree that paragraph 5 (F.) of the Employment Agreement shall be stricken and replaced with the following:

                      5.    COMPANY VEHICLE. Employer will furnish
             Employee with the Ford pickup truck presently operated by Employee until the termination of the Agreement. In connection with the automobile Employer shall furnish insurance and routine maintenance. Furthermore, Employer shall allow Employee to continue with the lease of the vehicle at the conclusion of this Agreement should Employee elect to do so and Employee shall also be allowed to exercise any option to purchase the vehicle at the conclusion of the lease. Employee shall provide all gasoline for the vehicle and routine oil changes. Employee shall be permitted to wash the company vehicle and one other vehicle on an as needed basis at any of the car washes operated by Employer without charge. All traffic violations shall be paid for by the Employee. Employee agrees to maintain the automobile in first class condition at all times. This paragraph shall be effective only during those periods in which employee maintains a valid North Dakota drivers license.

     B. The parties agree that paragraphs 2, 3 and 6 of the Employment Agreement shall be deleted in their entirety.

     C. This Amendment to the Employment Agreement shall not effect any of the other provisions of the Employment Agreement or any Agreement executed in


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         conjunction with the transfer of shares of Domres CarWash, Inc. and the Domres CarWash business also known as Toad's Ride-n-Shine to affiliates of the Employer.

     Dated this 30th day of Jan, 2001.


                                       SUPERPUMPER, INC.


                                       By:  /s/ [ILLEGIBLE]
                                            -------------------------------
                                       Its: CEO/President
                                            -------------------------------


                                       /s/ Terry A. Domres
                                       ------------------------------------
                                       Terry A. Domres, Individually


                            CONSENT OF THE GUARANTOR

     The undersigned as Guarantors of the Agreements executed in conjunction with transaction resulting in the employment of Employee hereby consent to this change and amendment of the Employment, Nondisclosure, and Noncompetition Agreement.

     Dated this 30th day of Jan, 2001.


                                       /s/ Jeffrey L. Farstad
                                       ------------------------------------
                                       Jeffrey L. Farstad, Individually

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                                       FARSTAD OIL, INC.

                                       By:  /s/ [ILLEGIBLE]
                                            -------------------------------
                                       Its: CEO/President
                                            -------------------------------


                                       SPF ENERGY, INC.

                                       By:  /s/ [ILLEGIBLE]
                                            -------------------------------
                                       Its: CEO/President
                                            -------------------------------